UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: January 5, 2018
(Date of earliest event reported)

Ollie’s Bargain Outlet Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-37501	80-0848819
(Commission File Number)	(IRS Employer Identification No.)

6295 Allentown Boulevard
Suite 1
Harrisburg, Pennsylvania	17112
(Address of principal executive offices)	(Zip Code)

(717) 657-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 5, 2018, Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the nine week-period ended December 30, 2017. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated by reference herein.

Item 5.02(c)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2018 the Company entered into amendments (each, an “Amendment”) to its employment agreements (as amended, each, an “Employment Agreement”) with two existing members of management.

Mr. John W. Swygert, Jr., the former Executive Vice President and Chief Financial Officer of the Company, became the Executive Vice President and Chief Operating Officer. Mr. Swygert has been the Company’s Chief Financial Officer since March 2004, and Executive Vice President since March 2011. In connection with this new position, Mr. Swygert’s base salary was increased from $430,000 to $500,000 per year.

Mr. Swygert was also granted both Restricted Stock (“RSUs”) and Non-Qualified Stock Options (“Options”) under the Ollie’s Bargain Outlet Holdings, Inc.’s 2015 Equity Incentive Plan (the “2015 Plan”), with a combined value (computed using, where appropriate, the Black-Scholes model) of $100,000.  Based on the valuation methodology used by the Company, the number of RSUs and Options in Mr. Swygert’s grant will generally be equivalent, with the actual number of each equity instrument determined based on the closing price of the stock of the Company (NASDAQ: OLLI) on January 5, 2018 (“Closing Price”).  The Options will vest in equal annual installments over a four-year period (25% per year); vesting is subject to continued employment with the Company and other customary conditions.  The strike price for Mr. Swygert’s Options will be equal to the Closing Price. The RSUs granted to Mr. Swygert will vest in equal annual installments over a four-year period (25% per year); as with the Options, vesting of the RSUs is subject to his continued employment with the Company.

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Mr. Jay Stasz, the former Senior Vice President of Finance and Chief Accounting Officer of the Company, became the company’s Senior Vice President and Chief Financial Officer. Mr. Stasz has been the Company’s Senior Vice President of Finance and Chief Accounting Officer since November 2015. Mr. Stasz most recently served as Senior Vice President, Finance & Accounting for Sports Authority since October 2013. Mr. Stasz has held numerous leadership roles at Sports Authority, including: Senior Vice President and Chief Information Officer, Senior Vice President and Controller, and Vice President Controller since 1998. In connection with this new position, Mr. Stasz’s base salary was increased from $260,000 to $300,000 per year.  Mr. Stasz also was awarded an increase in the amount of performance bonus to which he is eligible.  With respect to each fiscal year during Mr. Stasz’s employment with the Company, if Company EBITDA (as that term is defined in his Employment Agreement) for such fiscal year: (a) equals the Target EBITDA for such fiscal year (such Target EBITDA to be determined annually by the Compensation Committee of the Board of Directors of the Company), his bonus for such fiscal year will equal 50% of his base salary, (b) is equal to or less than the Minimum EBITDA Threshold (as that term is defined in his Employment Agreement) for such fiscal year, his bonus for such fiscal year will be $0, (c) is equal to or greater than the Maximum EBITDA Threshold (as that term is defined in his Employment Agreement) for such fiscal year, his Bonus for such fiscal year will be 100% of his base salary, or (d) is greater than Target EBITDA but less than the Maximum EBITDA Threshold for such fiscal year, or is less than Target EBITDA but greater than the Minimum EBITDA Threshold for such fiscal year, his Bonus for such fiscal year will be determined by interpolating on a straight line basis between the Bonus amounts set forth in the following table and the corresponding level of Company EBITDA.  Previously, the performance bonus range for Mr. Stasz had been between 50% and 80% of his base salary.

Mr. Stasz was also granted both RSUs and Options under the 2015 Equity Incentive Plan, with a combined value (computed using, where appropriate, the Black-Scholes model) of $50,000.  Based on the valuation methodology used by the Company, the number of RSUs and Options in Mr. Stasz’s grant will generally be equivalent, with the actual number of each equity instrument determined based on the Closing Price.  The Options will vest in equal annual installments over a four-year period (25% per year); vesting is subject to continued employment with the company and other customary conditions.  The strike price for Mr. Stasz’s Options will be equal to the Closing Price. The RSUs granted to Mr. Stasz will cliff vest on the 4 year anniversary of the date of the grant; as with the Options, vesting of the RSUs is subject to his continued employment with the company.

The foregoing description of the Amendments to both of the Employment Agreements is qualified in its entirety by reference to each Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated by reference herein.

There are no arrangements or understandings between Mr. Swygert, or Mr. Stasz and any other person pursuant to which either Mr. Swygert or Mr. Stasz was appointed as an officer of the Company.  Neither Mr. Swygert nor Mr. Stasz has any family relationship with any director or officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which either Mr. Swygert or Mr. Stasz has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure

On January 5, 2018, the Company announced that John Swygert, has been promoted to Executive Vice President and Chief Operating Officer, and Jay Stasz has been promoted to Senior Vice President and Chief Financial Officer.

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The information furnished as Items 2.02 and 7.01 of this Form 8-K, including Exhibit 99.1 attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.  The following exhibits are filed with this report:

Exhibit No.	Description
99.1	Press Release issued on January 5, 2018 of Ollie’s Bargain Outlet Holdings, Inc.
10.1	Amendment to Employment Agreement, dated January 5, 2018, by and between Ollie’s Bargain Outlet, Inc. and Jay Stasz.
10.2	Amendment to Employment Agreement, dated January 5, 2018, by and between Ollie’s Bargain Outlet, Inc. and John W. Swygert, Jr.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

By:	/s/ John Swygert

	Name:	John Swygert
	Title:	Executive Vice President and Chief Operating Officer

Date: January 5, 2018

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued on January 5, 2018 of Ollie’s Bargain Outlet Holdings, Inc.
10.1	Amendment to Employment Agreement, dated January 5, 2018, by and between Ollie’s Bargain Outlet, Inc. and Jay Stasz.
10.2	Amendment to Employment Agreement, dated January 5, 2018, by and between Ollie’s Bargain Outlet, Inc. and John W. Swygert, Jr.